Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Level 8 Systems, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2004 (the "Report"), I, Anthony C. Pizi, Chief Executive Officer, and, I, John P. Broderick, Chief Financial and Operating Officer, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    By: /s/ Anthony C. Pizi
                                        ---------------------------
                                    Anthony C. Pizi
                                    Chief Executive Officer
                                    (Principal Executive Officer)
                                    November 15, 2004

                                    By: /s/ John P. Broderick
                                        ---------------------------
                                    John P. Broderick
                                    Chief Financial and Operating Officer
                                    (Principal Financial and Accounting Officer)
                                    November 15, 2004